BANK ONE, NA, London Branch
          (formerly known as The First National Bank of Chicago, London Branch)
                         BANK ONE, NA, Frankfurt Branch
       (formerly known as The First National Bank of Chicago, Frankfurt Branch)
                          90 Long Acre, Convent Garden
                                 London WC2E 9RB
                                     England


                          Dated as of October 31, 2001


Hurco Europe Limited
Hurco GmbH Werkzeugmaschinen
           CIM-Bausteine Vertrieb und Service
Hurco B.V.
Hurco S.a.r.L.

                    Re: Fourth Amendment to European Facility

Ladies and Gentlemen:

         This letter amends the letter agreement with you dated September 8, 1997 (as amended, the "European Facility"), and is being entered into in conjunction with the Second Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement of even date herewith with your parent, Hurco Companies, Inc. (the "Credit Agreement").

         (a) The first paragraph of the European Facility is amended and restated to read as follows:

         Concurrently herewith, Hurco Companies, Inc., an Indiana corporation which directly or indirectly owns 100% of you ("Hurco Companies"), and Bank One, Indiana, National Association, a national banking association (successor in interest by merger to NBD Bank, N.A.) ("Bank One, Indiana") have entered into that certain Second Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement, dated as of even date herewith (as amended, the "Credit Agreement"). This letter sets forth our agreement with respect to the working capital credit facility which Bank One, NA, London Branch (formerly known as The First National Bank of Chicago, London Branch), and Bank One, NA, Frankfurt Branch (formerly known as The First National Bank of Chicago, Frankfurt Branch) (collectively, "Bank One"), are willing to establish for you (the "Facility"). (References to "you" and "your" in this agreement mean, individually and not collectively, Hurco Europe Limited, a corporation organized and existing under the laws of England and Wales ("Hurco Europe"), Hurco GmbH Werkzeugmaschinen CIM
- Bausteine Vertrieb und Service ("Hurco GmbH"), Hurco B.V. ("Hurco BV"), a limited liability company organized under the laws of the Netherlands, and Hurco S.A.R.L. ("Hurco S.a.r.L."), a limited liability company organized under the laws of France.

         (b) Section 1(b) of the European Facility is amended and restated to read as follows:

                  (b) In no event shall the aggregate Dollar Equivalent of the principal amounts of the Loans outstanding at any time exceed the lesser of (i) Five Million Dollars ($5,000,000) and (ii) the difference of (x) the Commitment (as defined in the Credit Agreement) minus
                           (y) the Outstanding Credit Exposure (as defined in the Credit Agreement.

         (c)      The definition of "Eurocurrency Rate Margin" contained in
                  Section 7 of the European Facility is amended and restated to read as follows:

                  "Eurocurrency Rate Margin" means, as of any date, the Applicable Margin which is applicable to Eurodollar Advances then in effect under the Credit Agreement.

         (d) The definition of "Expiration Date" contained in Section 7 of the European Facility is amended and restated to read as follows:

                  "Expiration Date" means the earlier to occur of (a) December 31, 2002, and (b) the date on which the Authorization shall be terminated pursuant to Paragraph 12.

         (e) The definition of "Floating Rate" contained in Section 7 of the European Facility is amended and restated to read as follows:

                  "Floating Rate" means, for any day, a rate per annum equal to
                  (i) the Alternate Base Rate (as defined in the Credit Agreement) for such day plus (ii) the Applicable Margin (as defined in the Credit Agreement), in each case changing when and as the Alternative Base Rate changes.

         (f) All references in the European Facility to "FCNBD" are replaced with "Bank One."

         (g) All references in the European Facility to "Bank One, Michigan" are replaced with "Bank One, Indiana."

         Should the foregoing be agreeable to you, as it is to us, please indicate your agreement and acceptance by executing and returning the enclosed copy of this letter, whereupon the European Facility shall be amended as herein provided, and references to the European Facility shall be to the European Facility as so amended. Except as amended hereby, the European Facility shall remain in full force and effect.

                                                 Very truly yours,

                                                 BANK ONE, NA, London Branch

                                                 By:      _____________________

                                                 Its:  Vice President

                                                 BANK ONE, NA, Frankfurt Branch

                                                 By:      _____________________

Its:  Vice President

Agreed and accepted:

HURCO EUROPE LIMITED


By:      /s/ Roger J. Wolf
        ________________________
         Roger J. Wolf
         Its:     Director

Dated as of October 31, 2001


HURCO GmbH WERKZEUGMASCHINEN
CIM-BAUSTEINE VERTRIEB UND
SERVICE


By:      /s/ Gerhard Kohlbacher
        ________________________
         Gerhard Kohlbacher
         Its:  General Manager

Dated as of October 31, 2001


HURCO B. V.


By:      /s/ Roger J. Wolf
        ________________________
         Roger J. Wolf
         Its:  Managing Director


And :    /s/ Gerhard Kohlbacher
         ______________________
         Gerhard Kohlbacher
         Its:  Managing Director

Dated as of October 31, 2001


HURCO S.a.r.L.

By:      /s/ Gerhard Kohlbacher
        _______________________
         Gerhard Kohlbacher
         Its:  General Manager

Dated as of October 31, 2001